Joint Filers’ Signatures

WARBURG PINCUS & CO. By: /s/ Scott A. Arenare Name: Scott A. Arenare Title: Partner	Dated: February 17, 2012

 WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:  Warburg Pincus Partners LLC,
        its General Partner

By:  Warburg Pincus & Co.,
        its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner
Dated: February 17, 2012

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:  Warburg Pincus X L.P.,
        its General Partner

By:  Warburg Pincus X LLC,
        its General Partner

By:  Warburg Pincus Partners LLC,
        its Sole Member

By:  Warburg Pincus & Co.,
        its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner
Dated: February 17, 2012

WARBURG PINCUS X PARTNERS, L.P.

By:  Warburg Pincus X L.P.,
        its General Partner

By:  Warburg Pincus X LLC,
        its General Partner

By:  Warburg Pincus Partners LLC,
        its Sole Member

By:  Warburg Pincus & Co.,
        its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner
Dated: February 17, 2012

 WARBURG PINCUS X, L.P.

By: Warburg Pincus X LLC,
        its General Partner

By:  Warburg Pincus Partners LLC,
        its Sole Member

By:  Warburg Pincus & Co.,
        its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner
Dated: February 17, 2012

WARBURG PINCUS X LLC By: Warburg Pincus Partners LLC, its Sole Member By: Warburg Pincus & Co., its Managing Member By: /s/ Scott A. Arenare Name: Scott A. Arenare Title: Member	Dated: February 17, 2012

WARBURG PINCUS PARTNERS LLC By: Warburg Pincus & Co., its Managing Member By: /s/ Scott A. Arenare Name: Scott A. Arenare Title: Partner	Dated: February 17, 2012

WARBURG PINCUS LLC By: /s/ Scott A. Arenare Name: Scott A. Arenare Title: Managing Director	Dated: February 17, 2012

CHARLES R. KAYE By: /s/ Scott A. Arenare Name: Charles R. Kaye By: Scott A. Arenare, Attorney-in-Fact*	Dated: February 17, 2012

JOSEPH P. LANDY By: /s/ Scott A. Arenare Name: Joseph P. Landy By: Scott A. Arenare, Attorney-in-Fact**	Dated: February 17, 2012

* The Power of Attorney given by Mr. Kaye was previously filed with the U.S. Securities and Exchange Commission (“SEC”) on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products LLC with respect to Builders FirstSource, Inc. and is hereby incorporated by reference.

** The Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is hereby incorporated by reference.